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                                                                   EXHIBIT 10.16

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into this 19th day of September 2002, by and among HMTF Rawhide, L.P., a Delaware limited partnership (the "Assignor"), Swift & Company, a Delaware corporation (the "Company"), as an assignee, S&C Australia Holdco Pty. Ltd., a New South Wales, Australia company, as an assignee, and Australia Meat Holdings Pty. Limited, a Queensland, Australia company, as an assignee (collectively, the "Assignees"). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Commitment Letter (as defined below) or the exhibits thereto.

         WHEREAS, the Assignor, ConAgra Foods, Inc., a Delaware corporation ("ConAgra"), and S&C Holdco, Inc., a Delaware corporation n/k/a Swift Foods Company, entered into an Agreement dated as of May 20, 2002 (as amended, the "Acquisition Agreement"), whereby they agreed that the Assignor would acquire an ownership interest in Swift Foods Company which would acquire certain companies owned by ConAgra;

         WHEREAS, the Assignor, Citicorp North America, Inc., Salomon Smith Barney Inc., JPMorgan Chase Bank and J.P. Morgan Securities Inc. entered into the Project Cattle $550,000,000 Senior Secured Credit Facilities Amended and Restated Commitment Letter dated as of September 3, 2002 (as amended, the "Commitment Letter") and the Project Cattle $550,000,000 Senior Secured Credit Facilities Amended and Restated Fee Letter dated as of September 3, 2002 (as amended, the "Fee Letter");

         WHEREAS, Section 2.2.6(i) of the Acquisition Agreement requires that the Assignor assign its rights under the Commitment Letter and the Fee Letter to the Assignees, that the Assignees assume all of the Assignor's obligations under the Commitment Letter and the Fee Letter and that the Assignor be released from all obligations under the Commitment Letter and the Fee Letter;

         WHEREAS, Section 11 of the Commitment Letter authorizes the Assignor to assign the Commitment Letter and the Fee Letter to the Company prior to, and in contemplation of, the Acquisition; provided that, the Company assumes all of the Assignor's obligations under the Commitment Letter and the Fee Letter and all of the Assignor's obligations thereunder terminate; and

         WHEREAS, the parties hereby desire to effectuate the assignment of rights and assumption of obligations required by Sections 2.2.6(i) of the Acquisition Agreement.

         NOW, THEREFORE, in consideration of the premises, the covenants set forth herein and the benefits to be derived herefrom, the parties hereto hereby agree as follows:

1. Assignment and Assumption of Assignor's Interest.

                  The Assignor hereby assigns, transfers and conveys to the Assignees without recourse and without representation or warranty, and the Assignees hereby receive and accept from the Assignor, all of the Assignor's rights under the Commitment Letter and the Fee Letter. In consideration thereof, the Assignees hereby assume all of the

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         Assignor's liabilities and obligations under the Commitment Letter and the Fee Letter and agree to be bound by all of the terms of such Commitment Letter and Fee Letter, and the obligations of the Assignor under such Commitment Letter and Fee Letter hereby terminate in accordance with Section 11 of the Commitment Letter.

2. Miscellaneous.

         a. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         b. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together when delivered shall constitute one and the same agreement.

         c. This Agreement and the instruments or agreements referred to herein contain the complete agreement among the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral which may have related to the subject matter hereof in any way.

         d. This Agreement may only be amended in a writing executed by all parties hereto.

                                    * * * * *


                                       2
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         IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Assignment and Assumption Agreement on the date first written above.


                            HMTF RAWHIDE, L.P.

                                By: HMTF RW, L.L.C., its general partner

                                By: Hicks, Muse, Tate & Furst Equity
                                    Fund V, L.P., its sole member

                                By: HM5/GP LLC, its general partner


                                By: /s/ EDWARD HERRING
                                    ------------------------------------------
                                    Edward Herring
                                    Vice President



                          SWIFT & COMPANY


                          By:    /s/ DANNY C. HERRON
                                 -------------------------------------------
                          Name:  Danny Herron
                          Title: Vice President and Chief Financial Officer



                          S&C AUSTRALIA HOLDCO PTY. LTD.


                          By:      /s/ PETER WHITE     /s/ KEN FLANDERS
                             -----------------------------------------------
                          Name:    Peter White         Ken Flanders
                               ---------------------------------------------
                          Title:   Director            Secretary
                                --------------------------------------------



                          AUSTRALIA MEAT HOLDINGS PTY. LIMITED


                          By:      /s/ PETER WHITE     /s/ KEN FLANDERS
                             -----------------------------------------------
                          Name:    Peter White         Ken Flanders
                               ---------------------------------------------
                          Title:   Director            Secretary
                                --------------------------------------------


         [Signature Page to Assignment, Assumption and Release Agreement
                       - Commitment Letter and Fee Letter]